UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2021

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code(678) 534-5849

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2021, Bakkt Opco Holdings, LLC (“Opco”), which is controlled and partially owned by Bakkt Holdings, Inc. (the “Company”), entered into a transition services agreement (the “Transition Services Agreement”), pursuant to which Opco and Intercontinental Exchange Holdings, Inc. (“ICE”) have agreed to transition away from ICE providing certain services to Opco, including technology and data center services, which historically have been provided under that certain intercompany services agreement (the “Intercompany Services Agreement”), by and between Opco and ICE. The Transition Services Agreement amended, replaced and superseded the Intercompany Services Agreement. The Transition Services Agreement is expected to remain in place through June 2023, with the possibility to be extended until December 30, 2023.

ICE owns a significant amount of the Company’s common stock, and the Company has certain contractual arrangements in place with ICE and its affiliates. For more information, please see the Company’s Current Report on Form 8-K filed on October 21, 2021.

The foregoing description of the Transition Services Agreement is qualified in its entirety by the full text of the Transition Services Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On November 12, 2021, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the financial results for Opco for the quarter ended September 30, 2021, achieved prior to the business combination among the Company, Opco and certain other parties, which was consummated on October 15, 2021.

The information in this Item 2.02, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

10.1†	Transition Services Agreement dated November 10, 2021 by and between Bakkt Opco Holdings, LLC and Intercontinental Exchange Holdings, Inc.

99.1	Press Release, dated November 12, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 12, 2021

BAKKT HOLDINGS, INC.

By:	/s/ Gavin Michael
Name: Gavin Michael
Title: Chief Executive Officer

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